SCHEDULE OF RETENTION RECEIVABLES (Details) - USD ($)	Dec. 31, 2024	Dec. 31, 2023
Retention Receivables Net
Retention receivables – current	$ 248,540	$ 117,514
Less: allowance for expected credit loss	(21)	(21)
Retention receivables current net	248,519	117,493
Retention receivables – non-current	223,535	222,242
Less: allowance for expected credit loss	(2,076)	(2,064)
Retention receivables non-current net	$ 221,459	$ 220,178